                                                                   Exhibit 10.12


                           STOCK REPURCHASE AGREEMENT
                           --------------------------

         This STOCK REPURCHASE AGREEMENT (this "AGREEMENT") is dated as of May 16, 1996, by and between XIONICS DOCUMENT TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and ADOBE SYSTEMS INCORPORATED, a California corporation (the "STOCKHOLDER").

         WHEREAS, the Company and the Stockholder are parties to a Class D Preferred Stock Purchase Agreement, dated as of December 22, 1995 (the "STOCK PURCHASE AGREEMENT"), pursuant to which the Stockholder purchased 1,000,000 shares of the Company's Class D Redeemable Convertible Preferred Stock, par value $.01 per share (the "SHARES"), for an aggregate purchase price of $4,500,000.

         WHEREAS, the Company and the Stockholder are also parties to an MFP Cooperative Development and Distribution License Agreement, dated as of December 22, 1995 (the "LICENSE AGREEMENT"), pursuant to which the Company and the Stockholder agreed to jointly develop controller technology for computer peripheral devices.

         WHEREAS, the parties have agreed to terminate the joint development arrangements contemplated by the License Agreement, to effect a repurchase of the Shares and to terminate the investment arrangements contemplated by the Stock Purchase Agreement and the documents executed in connection therewith.

         WHEREAS, the termination of the License Agreement will be effected pursuant to a Termination Agreement, dated as of the date hereof (the "TERMINATION AGREEMENT"), between the Company and the Stockholder.

         WHEREAS, the Company is willing to repurchase and the Stockholder is willing to sell the Shares and the Company and the Stockholder are willing to terminate the investment arrangements contemplated by the Stock Purchase Agreement and the other investment documents, provided that the parties enter into this Agreement, effect the transactions contemplated hereby and make the representations, warranties, acknowledgments and agreements set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and the Stockholder agree as follows:

1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereinafter set forth and in reliance on the representations, warranties, acknowledgments and agreements contained herein, the Company hereby agrees to repurchase from the Stockholder, and the Stockholder hereby agrees to sell to the Company, on the Closing Date (as defined below), all of the Shares.

         1.1      TRANSACTIONS ON THE CLOSING DATE.  On the Closing Date:
                  --------------------------------

                  (a) the Company will pay to the Stockholder, by wire transfer of immediately available funds to an account specified by the Stockholder, $4,500,000;

                  (b) the Stockholder and the Company will duly and validly execute and deliver to the other party the Termination Agreement and each of the other certificates and documents required to be delivered thereunder;

                  (c) the Stockholder will duly and validly execute and deliver to the Company a General Release Agreement, in the form attached hereto as EXHIBIT A ("STOCKHOLDER RELEASE AGREEMENT");

                  (d) the Company will duly and validly execute and deliver to the Stockholder a General Release Agreement, substantially in the form of EXHIBIT B ("COMPANY RELEASE AGREEMENT"); and

                  (e) the Stockholder will deliver to the Company the stock certificate evidencing the Shares, together with a duly executed stock transfer power transferring the Shares to the Company.

The parties acknowledge and agree that the transactions entered into on the Closing Date, as described above, are an integrated series of transactions, and that each party's obligations described in this Section 1.1 are being performed by such party in consideration for the performance by the other party of all its obligations described in this Section 1.1.

         1.2 TERMINATION OF RIGHTS AS STOCKHOLDER. The Stockholder acknowledges that, from and after the Closing Date, all of the rights of the Stockholder in respect of the Shares, pursuant to the Company's Certificate of Incorporation or By-laws, the Stock Purchase Agreement, the Amended and Restated Registration Rights Agreement, dated as of December 22, 1995, or under any other agreement or instrument entered into in connection therewith or pursuant thereto, including, without limitation, any rights to receive any accrued dividends with respect to the Shares, shall be automatically terminated without any further action by the Stockholder.

2.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS
         ------------------------------------------

         2.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As of the date hereof and as of the Closing Date, the Company represents and warrants to the Stockholder that:

                  (a) AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the repurchase by the Company of the Shares hereunder (i) are within the Company's corporate power and authority, (ii) have been duly authorized by all necessary corporate proceedings, and (iii) do not conflict with or result in any breach of any provision of, or require any consent or approval (including any consent or approval of the stockholders or Board of Directors of the Company) pursuant to, the Certificate of Incorporation or By-Laws of the Company or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument, except for consents and approvals that have been duly obtained and are in full force and effect.

                  (b) ENFORCEABILITY. This Agreement constitutes the legally binding obligation of the Company, enforceable against the Company in accordance with the terms and provisions hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Company of this Agreement, and the purchase by the Company of the Shares hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency.

                  (d) COMPLIANCE WITH DELAWARE LAW. The redemption of the Shares by the Company hereunder will comply with all laws, or applicable requirements of the Delaware General Corporation Law. As of the Closing Date, the Company will have capital (as defined in [Section]154 of the Delaware General Corporation Law) in excess of $5,500,000.

         2.2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. As of the date hereof and as of the Closing Date, the Stockholder represents and warrants to the Company that:

                  (a) AUTHORIZATION. The execution, delivery and performance by the Stockholder of this Agreement and the sale by the Stockholder of the Shares hereunder (i) are within the Stockholder's corporate power and authority, (ii) have been duly authorized by all necessary corporate proceedings, and (iii) do not conflict with or result in any breach of any provision of, or require any consent or approval (including any consent or approval of the stockholders or Board of Directors of the Stockholder) pursuant to, the charter or bylaws of the Stockholder or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument, except for consents and approvals that have been duly obtained and are in full force and effect.

                  (b) ENFORCEABILITY. This Agreement constitutes the legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with the terms and provisions hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Stockholder of this Agreement, and the sale by the Stockholder of the Shares hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency.

                  (d) OWNERSHIP; NO LIENS. The Stockholder is the legal and beneficial owner of the Shares, has good and marketable title to the Shares, and has full right and authority to sell the Shares hereunder, free and clear of all liens, security interests and other encumbrances, and free and clear of all options, rights or claims of any third party (except, in each case, for the rights and obligations regarding the purchase and sale of the Shares hereunder).

                  (e) INDEPENDENT INVESTMENT DECISION. The Stockholder has, based on such financial and other information as the Stockholder has deemed appropriate, and based on its own business judgment to terminate the joint development arrangements contemplated by the License Agreement and the investment arrangements contemplated by the Stock Purchase Agreement, made its own independent investment decision to sell the Shares to the Company on the terms set forth herein. The Stockholder has made its decision to enter into this Agreement and to effect the transactions contemplated hereby with as much knowledge and information regarding the Company and its business and affairs as the Stockholder has deemed necessary or desirable. The Stockholder acknowledges that the Company has offered the Stockholder, in connection with the negotiation of the transactions contemplated hereby and the preparation and negotiation of this Agreement, access to its books, records and financial and other information to allow the Stockholder to perform its own evaluation of the financial condition and prospects of the Company and of the value of the Shares.

         The Stockholder has been informed by the Company that:

                  (i) the fair market value of the Shares may be significantly greater than the consideration received by the Stockholder for the Shares as described in Section 1.1 hereof; and

                  (ii) the Company plans to conduct and has commenced work on an initial public offering of shares of the Company's Common Stock which, if consummated, would provide the Stockholder with a market for disposing of the Shares (or shares of Common Stock into which the Shares would be converted), subject to restrictions under applicable securities laws, at prices that would likely be significantly greater than the consideration per share being received by the Stockholder described in Section 1.1 hereof.

Notwithstanding the foregoing, the Stockholder has made the independent investment decision, after consultation with counsel and such other advisors as it has deemed necessary, to sell the Shares to the Company on the terms set forth herein.

                  (f) NO OTHER REPRESENTATIONS. Other than the representations set forth in Section 2.1 of this Agreement, the Stockholder has not relied on any representation or warranty, express or implied, from the Company in entering into this Agreement.

         2.3 NO LIABILITIES OF THE COMPANY. THE STOCKHOLDER HEREBY EXPRESSLY AGREES WITH THE COMPANY THAT THE COMPANY SHALL HAVE NO LIABILITY TO THE STOCKHOLDER OF ANY KIND WHATSOEVER ARISING OUT OF ANY CLAIM THAT THE VALUE OF THE SHARES AS OF THE CLOSING DATE WAS GREATER THAN THE CONSIDERATION RECEIVED BY THE STOCKHOLDER DESCRIBED IN SECTION 1.1 HEREOF.

3.       CONDITIONS PRECEDENT.
         --------------------

         3.1. CLOSING. The transactions described in Section 1.1 hereof shall be consummated on May 17, 1996, or on such earlier date as the Company shall specify to the Stockholder in writing ("CLOSING DATE").

         3.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligations to consummate the transactions described in Section 1.1 hereof shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent:

                  (a) The Stockholder shall have complied in all respects with its obligations set forth in Section 1.1 hereof;

                  (b) The representations and warranties made by the Stockholder hereunder shall be true and correct as of the Closing Date; and

                  (c) The Company shall have received the satisfactory opinion of Cooley Godward Castro Huddleson & Tatum, in the form attached hereto as EXHIBIT C.

         3.3 CONDITIONS TO THE STOCKHOLDER'S OBLIGATIONS. The Stockholder's obligations to consummate the transactions described in Section 1.1 hereof shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent:

                  (a) The Company shall have complied in all respects with its obligations set forth in Section 1.1 hereof;

                  (b) The representations and warranties made by the Company hereunder shall be true and correct as of the Closing Date; and

                  (c) The Stockholder shall have received the satisfactory opinion of Bingham, Dana & Gould, in the form attached hereto as Exhibit D.
                                                                 ---------

4.       GENERAL
         -------

         4.1. CERTAIN ACKNOWLEDGMENTS AND AGREEMENTS. Each of the parties hereto acknowledges and agrees that it is entering into this Agreement and the transactions contemplated hereby in an effort to terminate, peacefully and without conflict, cost or expense, the joint development arrangements contemplated by the License Agreement and the investment arrangements contemplated by the Stock Purchase Agreement and related investment documents (together with the License Agreement, the "TRANSACTION DOCUMENTS"). Each party represents and warrants to the other party that, based on such investigation as such party has deemed necessary or appropriate, and based on all the information available to it, such party does not know of, or have any reason to suspect that there exists any basis for, any claims, actions or causes of action arising out of any of the Transaction Documents or any of the transactions, arrangements, relationships or duties contemplated thereby or arising thereunder, and that it is in such party's best interest for independent business reasons to terminate the transactions and arrangements contemplated by the Transaction Documents and to pursue other transactions and business relationships.

         In furtherance of the foregoing, and without limiting in any way any of the obligations of the parties under the Company Release Agreement or the Stockholder Release Agreement, in the event that the Company or the Stockholder commences or threatens to commence any claim, action or cause of action against the other party or any of its officers, directors, shareholders or other affiliates, based on any claim arising out of any of the Transaction Documents, any of the transactions, arrangements, relationships or duties contemplated thereby or arising thereunder, or any of the circumstances, negotiations or discussions out of which the transactions contemplated by the Transaction Documents arose, the party commencing or threatening to commence such claim, action or cause of action (the "INDEMNIFYING PARTY") shall indemnify and hold harmless the other party (the "INDEMNIFIED PARTY") from and against all damages, losses, costs and expenses incurred by the indemnified party in connection with the preparation for or defense of any such claim, action or cause of action (including all legal expenses, all costs of conducting discovery or responding to discovery requests and all costs relating to the engagement or testimony of expert witnesses, all travel and lodging expenses and all other related costs and expenses), unless the indemnifying party shall prevail on the merits of such claim, action or cause of action (as determined by a final order of the court, agency or arbitrator having jurisdiction over such claim, action or cause of action) .

         4.2. NON-DISCLOSURE. The parties hereto agree to treat this Agreement, the Termination Agreement, the Stockholder Release Agreement and the Company Release

Agreement and the existence hereof and thereof, the transactions contemplated hereby and thereby, and the conduct, circumstances, and nature of negotiations and discussions among the parties hereto regarding the transactions contemplated hereby and thereby (collectively the "CONFIDENTIAL MATTERS") as strictly confidential. Each of the parties hereto agrees not to disclose to any third parties, or to cause or permit any of its representatives or agents to disclose to any third parties, any Confidential Matters, EXCEPT THAT:

                  (a) Any party may disclose Confidential Matters to their representatives and agents who agree to comply with the foregoing confidentiality obligations;

                  (b) Any party may disclose Confidential Matters to the extent required by a court or other governmental authority having authority to require such disclosure; PROVIDED, HOWEVER, that each party will limit such disclosure to only that which is reasonably necessary to comply with the orders of any such court or governmental authority;

                  (c) Any party may make such disclosure as may be required by applicable securities laws or the rules and regulations of the Securities and Exchange Commission, or as such party shall deem necessary, in its reasonable discretion, in any registration statement, prospectus or other filing with the Securities and Exchange Commission; and

                  (d) Any party may disclose to any of such party's customers or potential customers the existence of the Termination Agreement, the termination of the business relationship between the Company and the Stockholder contemplated by the License Agreement and, as to the cause of the termination of such relationship, the parties' divergence in strategic direction rather than the failure of either party to perform its obligations under the License Agreement.

NO PARTY SHALL MAKE ANY COMMENTS TO THE GENERAL PUBLIC, THE MEDIA OR ANY CUSTOMER OR POTENTIAL CUSTOMER OF THE OTHER PARTY IN RESPECT OF ANY OF THE TRANSACTIONS OR ARRANGEMENTS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS, THE TERMINATION AGREEMENT OR THIS AGREEMENT THAT COULD REASONABLY BE EXPECTED TO DISPARAGE THE INTEGRITY OR REPUTATION OF THE OTHER PARTY (OR ANY OF ITS OR THEIR PRODUCTS, SERVICES, AGENTS OR REPRESENTATIVES).

         4.3. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.4. ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto.

         4.5. SURVIVAL. The representations, warranties, acknowledgments and agreements of the parties hereto shall survive the Closing Date.

         4.6. ENTIRE AGREEMENT. This Agreement, the Termination Agreement, the Stockholder Release Agreement and the Company Release Agreement contain the entire understanding of the parties with respect to, and supersede all prior agreements and understandings relating to, the subject matter hereof and thereof. This Agreement shall not be amended except by a written instrument hereafter signed by each of the parties hereto.

         4.7. GOVERNING LAW. This Agreement and the obligations of the parties hereunder shall be deemed to be a contract under seal and shall for all purposes be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts without reference to principles of conflicts of law.

         4.8. SPECIFIC PERFORMANCE. The parties will be entitled to enforce their respective rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the parties may in their sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

THE COMPANY:               XIONICS DOCUMENT TECHNOLOGIES, INC.



                           By:
                              ----------------------------
                           Title:


THE STOCKHOLDER:           ADOBE SYSTEMS INCORPORATED


                           By:
                              ----------------------------
                           Title:

                                                                       EXHIBIT A


                     GENERAL RELEASE AGREEMENT (STOCKHOLDER)
                     ---------------------------------------

         This RELEASE AGREEMENT (this "AGREEMENT"), dated as of May 17, 1996, is entered into between Adobe Systems Incorporated (together with its successors in title and assigns, "ADOBE") and Xionics Document Technologies, Inc. (together with its successors in title and assigns, "XIONICS").


         1. RELEASES. Adobe, on its own behalf and also on behalf of its present and former officers, directors, employees, affiliates, agents, successors, assigns and other representatives (Adobe and all such other persons being hereinafter referred to, collectively, as "RELEASORS"), hereby releases and forever discharges Xionics and each of its present and former officers, directors, employees, affiliates, agents, successors, assigns and other representatives (Xionics and all of such other persons being hereinafter referred to, collectively, as the "RELEASEES") from any and all claims, actions, demands, causes of action, covenants, contracts, accounts, bills, damages and liabilities of every name and nature, whether presently known or unknown, suspected or unsuspected, both at law and in equity and whether related or unrelated to the agreements, arrangements and transactions listed below as to law or facts or both (collectively, "CLAIMS"), which the Releasors or any of them may now own, hold, have or claim to have against the Releasees or any of them for, upon or by reason of any nature, cause or thing whatsoever existing or arising at any time on or prior to the day and date of this Agreement, including, without limitation, all Claims in any way based upon, arising out of, or connected with:

                  (i) the MFP Cooperative Development and Distribution License Agreement, dated as of December 22, 1995 (the "LICENSE AGREEMENT") between Xionics and Adobe;

                  (ii) the Class D Preferred Stock Purchase Agreement, dated as of December 22, 1995 (the "STOCK PURCHASE AGREEMENT"), between Xionics and Adobe;

                  (iii) any instrument or agreement executed by such Releasor pursuant to or in connection with the License Agreement or the Stock Purchase Agreement (together with the License Agreement and the Stock Purchase Agreement, thE "TRANSACTION DOCUMENTS");


                  (iv) any of the arrangements or other transactions contemplated by or effected pursuant to the Transaction Documents, including, without limitation, any of the joint development arrangements, investment arrangements or stockholder arrangements contemplated by the Transaction Documents;

                  (iv) any acts, omissions or dealings by any Releasee under or in respect of any of the Transaction Documents; or

                  (v) any breach by any Releasee of any of its agreements, covenants, obligations, duties or responsibilities of any kind (whether arising by contract, operation of law or otherwise) under or in respect of any of the Transaction Documents or any of the arrangements or other transactions contemplated thereby.

         Notwithstanding the foregoing, any and all obligations of Xionics under
(i) the Termination Agreement, dated as of May 17, 1996, between Xionics and Adobe, (ii) the Stock Repurchase Agreement, dated as of May 16, 1996, between Xionics and Adobe, and (iii) the General Release Agreement (Company), dated as of May 17, 1996 ("COMPANY RELEASE AGREEMENT"), between Xionics and Adobe, do not constitute Claims and are not hereby remised, released or discharged.

         2. CERTAIN ACKNOWLEDGMENTS. Adobe acknowledges that the releases set forth in Section 1 of this Agreement constitute a general release of all Claims, whether known or unknown, and whether suspected or unsuspected. Adobe represents that it is its intention to fully release and discharge each of the Releasees from all Claims described above, whether such Claims are discovered after the date hereof or are different in nature or degree than any such Claims that are now known, anticipated or expected.

         Adobe specifically waives any right or claim of right to hereafter assert that any cause of action or alleged cause of action or claim or demand of any nature or kind whatsoever has been, through oversight or error or intentionally or unintentionally, omitted from the releases set forth in Section 1 above (except as set forth in the last paragraph of such Section 1).

         Adobe further acknowledges that (i) this Agreement is being executed and delivered by Adobe as consideration for (among other things) the execution and delivery to Adobe by Xionics of the Company Release Agreement, (ii) this General Release has not been delivered in haste by Adobe, (iii) Adobe was not (in agreeing to deliver this Agreement) at a bargaining disadvantage because of the nature of the transactions or matters contemplated by this Agreement or otherwise, and (iv) Adobe has been represented by legal counsel throughout the course of negotiations leading to the execution by Adobe of this Agreement.

         3. CIVIL CODE SECTION 1542. Adobe (i) represents, warrants and acknowledges that it has been fully advised by its attorney(s) of the contents of Section 1542 of the Civil Code of the State of California, and (ii) hereby expressly waives the benefits thereof and any rights it may have thereunder, to the extent that the provisions of such Section 1542 would otherwise govern the transactions contemplated hereby. Section 1542 of the Civil Code of the State of California provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor."

Adobe also hereby waives the benefits of, and any rights Adobe may have under, any statute or common law principle of similar effect in any other jurisdiction.

         4. COVENANTS NOT TO SUE. Adobe, on behalf of itself and the other Releasors, hereby absolutely, unconditionally and irrevocably covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Releasees on the basis of any Claim herein released and discharged, and further represents that it has not assigned or transferred all or any part or portion of any Claim herein released and discharged to any third party, person, corporation or other legal entity of any kind. If any of the Releasors violates the foregoing covenant, Adobe, on behalf of itself and on behalf of the other Releasors, hereby jointly and severally agrees to pay, on demand, in addition to such other damages as any of the Releasees may sustain as a result of such violation, all attorneys' fees and costs incurred by any of the Releasees as a result of such violation.

         5. MISCELLANEOUS. This instrument is intended to take effect as a sealed instrument and shall be governed by and construed and enforced in accordance with the internal substantive laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned have entered into this General Release Agreement (Stockholder) as a sealed instrument as of this 17th day of May, 1996.


                                     ADOBE SYSTEMS INCORPORATED


                                     By:
                                        -------------------------------
                                     Title:


                                     XIONICS DOCUMENT TECHNOLOGIES, INC.


                                     By:
                                        -------------------------------
                                     Title:

State of California                          }
                                             } ss.
County of                                    }
         ----------


         On this 17th day of May, 1996, before me, a Notary Public in and for the State of California, personally appeared ______________________, the person who executed the foregoing Stockholder Release Agreement as ______________________ on behalf of Adobe Systems Incorporated, and he acknowledged to me that the execution thereof was the free act and deed of said corporation.

         WITNESS my hand and official seal.


                                  ------------------------------------
                                  Notary Public

                                  My Commission expires
                                                       ---------------

                                                                       EXHIBIT B



                       GENERAL RELEASE AGREEMENT (COMPANY)
                       -----------------------------------

         This RELEASE AGREEMENT (this "AGREEMENT"), dated as of May 17, 1996, is entered into between Xionics Document Technologies, Inc. (together with its successors in title and assigns, "XIONICS") and Adobe Systems Incorporated (together with its successors in title and assigns, "ADOBE").

         1. RELEASES. Xionics, on its own behalf and also on behalf of its present and former officers, directors, employees, affiliates, agents, successors, assigns and other representatives (Xionics and all such other persons being hereinafter referred to, collectively, as "RELEASORS"), hereby releases and forever discharges Adobe and each of its present and former officers, directors, employees, affiliates, agents, successors, assigns and other representatives (Adobe and all of such other persons being hereinafter referred to, collectively, as the "RELEASEES") from any and all claims, actions, demands, causes of action, covenants, contracts, accounts, bills, damages and liabilities of every name and nature, whether presently known or unknown, suspected or unsuspected, both at law and in equity and whether related or unrelated to the agreements, arrangements and transactions listed below as to law or facts or both (collectively, "CLAIMS"), which the Releasors or any of them may now own, hold, have or claim to have against the Releasees or any of them for, upon or by reason of any nature, cause or thing whatsoever existing or arising at any time on or prior to the day and date of this Agreement, including, without limitation, all Claims in any way based upon, arising out of, or connected with:

                  (i) the MFP Cooperative Development and Distribution License Agreement, dated as of December 22, 1995 (the "LICENSE AGREEMENT") between Adobe and Xionics;

                  (ii) the Class D Preferred Stock Purchase Agreement, dated as of December 22, 1995 (the "STOCK PURCHASE AGREEMENT"), between Adobe and Xionics;

                  (iii) any instrument or agreement executed by such Releasor pursuant to or in connection with the License Agreement or the Stock Purchase Agreement (together with the License Agreement and the Stock Purchase Agreement, the "TRANSACTION DOCUMENTS");

                  (iv) any of the arrangements or other transactions contemplated by or effected pursuant to the Transaction Documents, including, without limitation, any of the joint development arrangements, investment arrangements or stockholder arrangements contemplated by the Transaction Documents;

                  (iv) any acts, omissions or dealings by any Releasee under or in respect of any of the Transaction Documents; or

                  (v) any breach by any Releasee of any of its agreements, covenants, obligations, duties or responsibilities of any kind (whether arising by contract, operation of law or otherwise) under or in respect of any of the Transaction Documents or any of the arrangements or other transactions contemplated thereby.

         Notwithstanding the foregoing, any and all obligations of Adobe under
(i) the Termination Agreement, dated as of May 17, 1996, between Adobe and Xionics, (ii) the Stock Repurchase Agreement, dated as of May 16, 1996, between Adobe and Xionics, and (iii) the General Release Agreement (Stockholder), dated as of May 17, 1996 ("STOCKHOLDER RELEASE AGREEMENT"), between Adobe and Xionics, do not constitute Claims and are not hereby remised, released or discharged.

         2. CERTAIN ACKNOWLEDGMENTS. Xionics acknowledges that the releases set forth in Section 1 of this Agreement constitute a general release of all Claims, whether known or unknown, and whether suspected or unsuspected. Xionics represents that it is its intention to fully release and discharge each of the Releasees from all Claims described above, whether such Claims are discovered after the date hereof or are different in nature or degree than any such Claims that are now known, anticipated or expected.

         Xionics specifically waives any right or claim of right to hereafter assert that any cause of action or alleged cause of action or claim or demand of any nature or kind whatsoever has been, through oversight or error or intentionally or unintentionally, omitted from the releases set forth in Section 1 above (except as set forth in the last paragraph of Section 1).

         Xionics further acknowledges that (i) this Agreement is being executed and delivered by Xionics as consideration for (among other things) the execution and delivery to Xionics by Adobe of the Stockholder Release Agreement, (ii) this General Release has not been delivered in haste by Xionics, (iii) Xionics was not (in agreeing to deliver this Agreement) at a bargaining disadvantage because of the nature of the transactions or matters contemplated by this Agreement or otherwise, and (iv) Xionics has been represented by legal counsel throughout the course of negotiations leading to the execution by Xionics of this Agreement.

         3. CIVIL CODE SECTION 1542. Xionic: (i) represents, warrants and acknowledges that it has been fully advised by its attorney(s) of the contents of Section 1542 of the Civil Code of the State of California, and (ii) hereby expressly waives the benefits thereof and any rights it may have thereunder, to the extent that the provisions of such Section 1542 would otherwise govern the transactions contemplated hereby. Section 1542 of the Civil Code of the State of California provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor."

Xionics also hereby waives the benefits of, and any rights Xionics may have under, any statute or common law principle of similar effect in any other jurisdiction.

         4. COVENANTS NOT TO SUE. Xionics, on behalf of itself and the other Releasors, hereby absolutely, unconditionally and irrevocably covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Releasees on the basis of any Claim herein released and discharged, and further represents that it has not assigned or transferred all or any part or portion of any Claim herein released and discharged to any third party, person, corporation or other legal entity of any kind. If any of the Releasors violates the foregoing covenant, Xionics, on behalf of itself and on behalf of the other Releasors, hereby jointly and severally agrees to pay, on demand, in addition to such other damages as any of the Releasees may sustain as a result of such violation, all attorneys' fees and costs incurred by any of the Releasees as a result of such violation.

         5. MISCELLANEOUS. This instrument shall be governed in all respects by and construed and enforced in accordance with the laws of the State of California without giving effect to its conflicts of law principles.

         IN WITNESS WHEREOF, the undersigned have entered into this General Release Agreement (Company) as a sealed instrument as of this 17th day of May, 1996.


                                     XIONICS DOCUMENT TECHNOLOGIES, INC.


                                     By:
                                        ------------------------------------
                                     Title:


                                     ADOBE SYSTEMS INCORPORATED


                                     By:
                                        ------------------------------------
                                     Title:

Commonwealth of Massachusetts       }
                                    } ss.
County of                           }
         ---------------------------


         On this 17th day of May, 1996, before me, a Notary Public in and for The Commonwealth of Massachusetts, personally appeared ______________________, the person who executed the foregoing General Release Agreement (Company) as ______________________ on behalf of Xionics Document Technologies, Inc., and he acknowledged to me that the execution thereof was the free act and deed of said corporation.

         WITNESS my hand and official seal.


                                  ------------------------------------
                                  Notary Public

                                  My Commission expires
                                                       ---------------